SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: July 16, 2004



                    FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                    ------------------------------------------
              (Exact name of registrant as specified in its charter)


    Florida                       001-31883                     20-0175526
    ----------------------------------------------------------------------
(State of Incorporation)       (Commission                (IRS Employer
                                File Number)               Identification No.)





                2150 Goodlette Road North, Naples, Florida 34102
                ------------------------------------------------
                (Address of principal executive offices)   (Zip code)


                                    (239) 262-7600
                                    --------------
               (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

          On July 14, 2004, First National Bankshares of Florida, Inc.
          ("the Registrant") issued a press release announcing its financial results for the three and six months ended June 30, 2004. On
          July 15, 2004, the Registrant hosted a conference call to discuss the financial results.

          A copy of the press release and conference call script is attached as exhibits and incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.      DESCRIPTION OF EXHIBIT
               ___________      ______________________

               99.1              Press release dated July 14, 2004
                                 with respect to First National Bankshares of Florida, Inc.'s financial results for the three and six months ended June 30, 2004.

               99.2 Telephone conference call script dated July 15, 2004 discussing financial results for the three and six months ended
                                 June 30, 2004.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                                  (Registrant)



                                  By: /s/Robert T. Reichert
                                  -------------------------
                                  Name: Robert T. Reichert
                                  Title: Senior Vice President,
                                         Chief Financial Officer and
                                         Treasurer
                                        (Principal Financial Officer)

Dated: July 16, 2004